Supplement to the
Fidelity® U.S. Bond Index Fund
October 30, 2008
Prospectus

Effective June 1, 2009, the Board of Trustees of Fidelity U.S. Bond Index Fund has approved changes to the fund's expense structure. Under the new arrangements, the fund's management fee has been reduced from 0.32% to 0.22% and FMR will pay expenses allocable at the fund level, with limited exceptions.

Effective June 1, 2009, the following information replaces similar information found under the heading "Fee Table" in the "Fund Summary"section on page 5.

Annual operating expenses (paid from fund assets)

Management fee	0.22%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.16%
Total annual fund operating expenses	0.38%
Less reimbursement	0.06%
Net expensesA	0.32%

A Effective September 1, 2005, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.32%.

Effective June 1, 2009, the following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page 5.

1 year	$ 39
3 years	$ 122
5 years	$ 213
10 years	$ 480

The following information replaces the biographical information for Ford O'Neil found in the Fund Management section on page 24.

UBI-09-02  June 1, 2009
1.479318.111

Curt Hollingsworth is lead manager of U.S. Bond Index Fund, which he has managed since February 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1983, Mr. Hollingsworth has worked as a trader, corporate bond trader, portfolio manager, head of money market trading, and head of bond trading.

Ford O'Neil is co-manager of U.S. Bond Index Fund, which he has managed since October 2001. He also manages other Fidelity funds. Since joining Fidelity Investments in 1990, Mr. O'Neil has worked as a research analyst and portfolio manager.

Effective June 1, 2009, the following information replaces similar information found in the "Fund Management"section on page 24.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The fund's annual management fee rate is 0.22% of its average net assets. Prior to June 1, 2009, the fund's annual management fee rate was 0.32% of its average net assets.